UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Blackstone / GSO Senior Floating Rate Term Fund

(exact name of registrant as specified in charter)

Attn: Marisa Beeney

280 Park Avenue

11th Floor

New York, NY 10017

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BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

280 Park Avenue, 11th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 11, 2011

To the Shareholders of Blackstone / GSO Senior Floating Rate Term Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) will be held at 280 Park Avenue, 11th Floor, New York, New York 10017, on April 20, 2011 at 10:00 a.m. (Eastern time), for the purposes of considering and voting upon the following:

1. The election of five (5) Trustees of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 1, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

/s/ Daniel H. Smith, Jr.

Daniel H. Smith, Jr.
Chairman, President and Chief Executive Officer

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

ANNUAL MEETING OF SHAREHOLDERS

To be Held on April 20, 2011

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Wednesday, April 20, 2011, at 10:00 a.m. Eastern Time, at 280 Park Avenue, 11th Floor, New York, New York 10017, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”).

This Proxy Statement and the accompanying materials were mailed to shareholders on or about March 11, 2011.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, officers of the Fund and officers and regular employees of The Bank of New York Mellon (“BNY”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, and affiliates of BNY, ALPS or other representatives of the Fund may also solicit proxies by telephone, internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares (as defined below).

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2010, is available upon request, without charge, by writing to the Fund at 280 Park Avenue, 11th Floor, New York, New York 10017 or by calling the Fund at 1.877.876.1121 or via the internet at www.blackstone-gso.com.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require approval of the Chairman, the Trustees or the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on March 1, 2011, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting and all adjournments thereof.

The Fund has two classes of capital stock: common shares of beneficial interest, par value $0.001 (the “Common Shares”) and term preferred shares, aggregate liquidation preference of $48 million (“Preferred Shares,” together with the Common Shares, the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 15,144,753.6 Common Shares and 48,000 Preferred Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT TRUSTEES OF THE FUND

Nominees For The Board Of Trustees

The following table summarizes the proposed Trustees/Nominees to serve on the Fund’s Board of Trustees, the class of each Trustee/Nominee and the class of shares entitled to vote on such Trustee/Nominee:

Proposal	Common Shareholders	Preferred Shareholders	Class	Expiration of Term if Elected
Independent Trustee/Nominee	Vote	Vote
Edward H. D’Alelio	X	X	Class III	2014 Annual Meeting
Michael Holland		X	Class II	2013 Annual Meeting
John R. O’Neill	X	X	Class I	2012 Annual Meeting
Thomas W. Jasper		X	Class I	2012 Annual Meeting
Interested Trustee/Nominee
Daniel H. Smith, Jr.	X	X	Class II	2013 Annual Meeting

At the Meeting, the Board of Trustees will be classified into three classes – Class I, Class II and Class III – as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), Statement of Preferences, and the Investment Company Act of 1940, as amended (the “1940 Act”), holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund’s Declaration of Trust, Statement of Preferences, and Amended and Restated By-Laws. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees if dividends on the Fund’s Preferred Shares are in arrears for two full years. No dividend arrearages exist at this time.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election; however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warrant their consideration as a Trustee candidate to the Board of Trustees of the Fund.

The trustees were selected to join the Board of Trustees based upon the following as to each Trustee: his character and integrity; such person’s service as a member of other boards of directors; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Smith, his status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Smith, his role with GSO Capital Partners LP (collectively with its affiliates, “GSO”) and the Blackstone Group L.P. (collectively with its affiliates, “Blackstone”). No factor, by itself, was controlling. In addition to the information provided in the table included below, each Trustee possesses the following attributes: Mr. D’Alelio, experience as an investment professional; Mr. Holland, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Jasper, experience as an investment professional in the structured products market and experience concerning risk management; Mr. O’Neill, experience in accounting and working with auditors; Mr. Smith, experience as an executive and portfolio manager and leadership roles with GSO and Blackstone. References to the qualifications, attributes and skills of the trustees are pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorship, if any, that have been held by the Trustees is provided in the table below.

Additional Information About Each Trustee and the Fund’s Officers

Set forth in the table below are the Trustees/Nominees and Officers of the Fund, as well as information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(1)	Other Directorships Held by the Trustee During the Past Five Years

NON-INTERESTED TRUSTEES:

Edward H. D’Alelio c/o Chairman of the Fund GSO Capital Partners LP 280 Park Avenue, 11th Floor New York, NY 10017	Trustee and member of Audit and Nominating Committees	Trustee Since: April 2010	Mr D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with	2	Trump Entertainment Resorts, Inc.

Birth Year: 1952			the School of Management, Univ. of Mass Boston.

Michael Holland c/o Chairman of the Fund GSO Capital Partners LP 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1944	Trustee and member of Audit and Nominating Committees	Trustee Since: April 2010	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	2	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.

John R. O’Neill c/o Chairman of the Fund GSO Capital Partners LP 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1949	Trustee and member of Audit and Nominating Committees; Chairman of Audit Committee	Trustee Since: April 2010	Mr. O’Neill was a partner of Ernst & Young LLP from 2002 to 2009.	2	—

Thomas W. Jasper c/o Chairman of the Fund GSO Capital Partners LP 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1948	Trustee and member of Audit and Nominating Committees; Chairman of Nominating Committee	Trustee Since: April 2010	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	2	Primus Guaranty, Ltd.
INTERESTED TRUSTEE(2)

Daniel H. Smith, Jr. GSO Capital Partners LP 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing and Valuation Committees	Trustee Since: April 2010	Mr. Smith is a Senior Managing Director of GSO Capital Partners LP (collectively with its affiliates, “GSO”) and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	2	—

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(1)

OFFICERS
Daniel H. Smith, Jr. 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer and member of Pricing Committee	Officer Since; April 2010 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	2

Eric Rosenberg 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since; Inception Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	2

Lee M. Shaiman 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer Since: April 2010 Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	2

Marisa Beeney 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: Inception Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	2
Jane Lee 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1972	Public Relations Officer	Officer Since: November 2010 Term of Office: Indefinite	Ms. Lee is a Managing Director with GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	2

(1)	The “Fund Complex” consists of the Fund and the Blackstone / GSO Long-Short Credit Income Fund.

(2)	“Interested person” of the Fund as defined in the Investment Company Act. Mr. Smith is an interested person due to his employment with the Adviser.

Beneficial Ownership Of Common Shares Held In The Fund Complex By Each Trustee/Nominee For Election As Trustee

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire Fund Complex overseen by each Trustee.

Independent Trustee/Nominee	Dollar Range[1] of Equity Securities Held in the Fund:	Aggregate Dollar Range of Equity Securities Held in the Fund Complex
Edward H. D’Alelio	$0	$0
Michael Holland[2]	$10,001-$50,000	$10,001-$50,000
John R. O’Neill[2]	$50,001-$100,000	$50,001-$100,000
Thomas W. Jasper	$0	$0

Interested Trustee/Nominee
Daniel H. Smith, Jr.[2]	$100,001-$500,000	$100,001-$500,000

(1)

This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total shares outstanding.

Trustee Transactions with Fund Affiliates

As of December 31, 2010, none of the independent trustees, as such term is defined by the New York Stock Exchange’s (“NYSE”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the investment adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the investment adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the investment adviser or any affiliate of the investment advisor was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended December 31, 2010. Trustees and Officers of the Fund who are employed by GSO receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Year Ended December 31, 2010.

Name of Trustee/Nominee
	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone /GSO Long-Short Credit Income Fund	Total Compensation Paid From the Fund Complex
Edward H. D’Alelio	$15,000	$0	$15,000
Michael Holland	16,000	$0	16,000
John R. O’Neill	17,250	$0	17,250
Thomas W. Jasper	17,250	$0	17,250

The Fund and Blackstone / GSO Long-Short Credit Income Fund and the Fund (collectively, the “Funds”) pay each trustee an annual base retainer of $24,000 ($12,000 from each Fund) in aggregate. The funds pay each trustee $3,000 ($1,500 from each fund) for each regular board meeting and special board meeting attended that is held jointly with both funds. The relevant fund will pay each trustee $2,000 for each regular board meeting and special board meeting attended that is not held jointly with the other fund. Additionally, the chairman of the Audit Committee and the chairman of the Nominating Committee are paid an additional annual retainer of $2,500 by each fund if the chairman is the chairman of the same committee of each fund. If the chairman is not the chairman of such committee of each fund, then the relevant fund pays an annual retainer of $3,000 to that chairman. The Funds pay $1,500 ($750 from each fund) to each trustee for each committee meeting attended that is held jointly with both Funds, and the relevant fund pays $1,000 to each trustee for each committee meeting attended that is not held jointly with the other fund; provided that if a committee meeting is held on the same day as a board meeting then the trustees attending the board meeting will not receive additional compensation for attending the committee meeting held that same day.

During the fiscal year ended December 31, 2010, the Board of Trustees of the Fund met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board of Trustees is currently comprised of five Trustees. Daniel H. Smith, Jr. serves as Chairman of the Board. Mr. Smith is an “interested person” of the Fund. The appointment of Mr. Smith as Chairman reflects the Board of Trustees’ belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations will provide the Board of Trustees with insight into the Fund’s business and activities and, with his access to appropriate administrative support, will facilitate the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. The Board of Trustees has determined that its leadership structure is appropriate in light of the Fund’s circumstances and provides for the informed and independent exercise of its responsibilities. In this regard the Board of Trustees does not have a lead independent trustee reflecting the belief of the independent trustees that they have adequate control and influence over the governance of the Board of Trustees and the Fund by virtue of the fact that a substantial majority of the Board of Trustees are independent trustees that all committees are chaired by an independent trustees and that the Board of Trustees’ small size facilitates the orderly and efficient flow of information among trustees and with Fund management without the need for a lead independent trustee.

Oversight of Risk Management

The Board of Trustees’ role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with its oversight responsibility, the Board of Trustees receives reports and makes inquiries at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board of Trustees, and the Fund’s investment adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board of Trustees as part of its risk oversight efforts expects to meet at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board of Trustees may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board of Trustees. For example, the Audit Committee of the Board of Trustees will meet regularly with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board of Trustees believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters may be summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board of Trustees risk management oversight is expected to be subject to substantial limitations.

Audit Committee Reports

The Audit Committee acts according to the Audit Committee charter (the “Charter”). John R. O’Neill has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the Board of Trustees of the Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; the integrity of the Fund’s financial statements; the adequacy of the Fund’s overall system of internal controls; the Fund’s compliance with legal and regulatory requirements; the qualification and independence of the Fund’s independent registered public accounting firm; the performance of the Fund’s internal audit function provided by the Adviser and the Fund’s other service providers; and the review of the report required to be included in the Fund’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to the Charter that was most recently reviewed and approved by the Fund’s Board of Trustees on November 18, 2010. The Charter is available at the Fund’s website, www.blackstone-gso.com/bsl. As set forth in the Charter, the function of the Committee is oversight; it is the responsibility of the Fund’s investment adviser to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountant is ultimately accountable to the Fund’s Board of Trustees and Audit Committee, as representatives of the Fund’s shareholders. The independent accountant for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 21, 2011, the Audit Committee reviewed and discussed with management of the Fund and the independent accountant, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2010, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Statement of Auditing Standards No. 114, (The Auditor’s communication with those charged with Governance) as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent accountant the written disclosures and letters required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3526 and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit

Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to its Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2010.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

John R. O’Neill, Chairman

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

February 21, 2011

The Audit Committee met three times during the fiscal year ended December 31, 2010. The Audit Committee is composed of four Independent Trustees, namely Messrs. O’Neill, D’Alelio, Jasper and Holland. None of the members of the Audit Committee is an “interested person” of the Fund.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. O’Neill is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Mr. O’Neill serves as the Chairman of the Audit Committee for the Fund.

Nominating Committee

The Fund’s Board of Trustees has a Nominating Committee’s that is responsible for selecting and nominating candidates for election as trustees to the Board of Trustees of the Fund. The members of the Nominating Committee are Edward H. D’Alelio, Michael Holland, Thomas W. Jasper and John R. O’Neill, all of whom have been determined not to be “interested persons” of the Fund under the Investment Company Act and who are “independent” as defined in the

NYSE listing standards. Mr. Jasper serves as Chairman of the Nominating Committee. The Nominating Committee met once during the fiscal year ended December 31, 2010.

When such vacancies or creations occur, the Nominating Committee will consider Trustee candidates recommended by a variety of sources to include the Fund’s shareholders. The Nominating Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee for the Fund’s Board of Trustees should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the board of trustees and to serve if elected by the shareholders. In considering Trustee candidates, the Nominating Committee will take into consideration the interest of shareholders, the needs of the Board of Trustees and the Trustee candidate’s qualifications, which include but are not limited to, the diversity of the individual’s professional experience, education, individual qualification or skills.

Any shareholder recommendation described above must be sent to the Fund’s Secretary at 280 Park Avenue, 11th Floor, New York, New York 10017. The Fund’s Nominating Committee charter is available on the Fund’s website (www.blackstone-gso.com/bsl).

Valuation Committee

The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets. The members of the Valuation Committee are Daniel H. Smith, Jr. and any one of the non-interested trustees listed above.

Compensation Committee

The Fund does not have a compensation committee, however the Nominating Committee also reviews compensation arrangements for the Independent Trustees and submits its recommendations to the Board of Trustees.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. Since this is the Fund’s First Annual Meeting of Shareholders, the Fund has no information regarding attendance of Trustees at shareholder meetings.

REQUIRED VOTE

The election of each of Messrs. D’Alelio (Class III), O’Neill (Class I) and Smith (Class II) for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of Common Shares and Preferred Shares (voting together as a single class) represented at the Meeting, if a quorum is present. The election of each of Messrs. Holland (Class II) and Jasper (Class I) for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of Preferred Shares (voting as a single class) represented at the Meeting, if a quorum is present.

THE FUND’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S RESPECTIVE NOMINEES.

The following table shows the ownership of Common Shares and Preferred Shares by each of the Trustees, the Trustees and officers of the Fund as a group and the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

Trustees
Name & Address[1]	Percentage of Shares Held	Total Shares Owned
Common Shares[2]
Edward H. D’Alelio	0%	None
Michael Holland	<1%	1,000
John R. O’Neill	<1%	5,000
Thomas W. Jasper	0%	None
Daniel H. Smith, Jr.	<1%	9,000

All Trustees and Executive Officers as a group	<1%	17,000

Preferred Shares[2]
Edward H. D’Alelio	0%	None
Michael Holland	0%	None
John R. O’Neill	0%	None
Thomas W. Jasper	0%	None
Daniel H. Smith, Jr.	0%	None

All Trustees and Executive Officers as a group	0%	None

5% or Greater Shareholders

Common Shares[3]
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	6.7%(a)	1,013,392(a)

The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Preferred Shares[4]
Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	83.33%	40,000

Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036	16.67%	8,000

(a)   First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(1) The address for each Trustee of the Fund is 280 Park Avenue, 11th Floor, New York, NY 10017.

(2) The table above shows Trustees’ and Executive Officers’ ownership of Shares as of March 1, 2011.

(3) The table above shows 5% or greater shareholders’ ownership of Shares as of March 1, 2011. The information contained in this table is based on Schedule 13G filings made on or before March 1, 2011.

(4) The table above shows 5% or greater shareholders’ ownership based on the private placement purchasers of the Fund’s Preferred Shares on August 13, 2010.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte, 555 17th Street, Suite 3600, Denver, Colorado 80202, served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2010. The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees

For the period from May 26, 2010 (Fund’s commencement of operations) through December 31, 2010, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Fund’s annual financial statement were $75,000.

Audit-Related Fees

For the period from May 26, 2010 (Fund’s commencement of operations) through December 31, 2010, there were no fees billed for professional services rendered by Deloitte.

Tax Fees

For the period from May 26, 2010 (Fund’s commencement of operations) through December 31, 2010, aggregate fees of $5,500 were billed for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning.

All Other Fees

For the period from May 26, 2010 (Fund’s commencement of operations) through December 31, 2010, there were no fees billed to the Fund by Deloitte for services other than the services reported in the above paragraphs.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, and tax services described above for which Deloitte billed the Fund fees for the period from May 26, 2010 (Fund’s commencement of operations) through December 31, 2010, were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

GSO / Blackstone Debt Funds Management LLC is the Fund’s investment adviser.

ALPS is the administrator for the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and Directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Fund believes that during fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated June 30, 2011.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 280 Park Avenue, 11th Floor, New York, New York 10017. All shareholder communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2011 should have been received by the Secretary of the Fund no later than January 21, 2011. In addition, pursuant to the Fund’s Declaration of Trust, a shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2012 annual meeting no earlier than December 12, 2011 and no later than January 21, 2012. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2012 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

To Vote by Telephone 1) Read the Proxy Statement and have the Proxy Card at hand. 2) Call toll-free 1-888-221-0697. 3) Follow the recorded instructions.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To Vote by Internet 1) Read the Proxy Statement and have the Proxy Card at hand. 2) Go to www.proxyweb.com. 3) Follow the on-line instructions.

To Vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on reverse side. 3) Sign, date and return the Proxy Card in the enclosed envelope provided.
If you vote by Internet or Telephone, please do not mail your card.

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

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The undersigned hereby appoints Daniel H. Smith, Jr., Marisa J. Beeney, Lee M. Shaiman, and Jane Lee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 280 Park Avenue, 11th Floor, New York, New York 10017, on Wednesday, April 20, 2011 at 10:00 a.m. (Eastern time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

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Date , 2011

	Signature(s) (Joint Owners)	(PLEASE SIGN WITHIN BOX)

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

ê	ê BLK-VOD-2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.blackstone-gso.com/bsl.

ê                      Please fill in box(es) as shown using black or blue ink.    ☒                          ê

The Fund’s Board of Trustees, including the “non-interested” Trustees, unanimously recommends that the shareholders vote “FOR ALL”.

1.	To Elect five (5) Trustees of the Fund:				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Common and Preferred Shares
	01)	Edward H. D’Alelio	Preferred Shares Only
	02)	John R. O’Neill	04)	Michael F. Holland*	☐	☐	☐
	03)	Daniel H. Smith, Jr.	05)	Thomas W. Jasper*

      * The holders of common shares may not vote for these nominees.

      If you checked “FOR ALL EXCEPT”, write each withheld nominee’s number on the line below.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

BLK-VOD-2011 R

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